UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2014
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AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)
 ____________________

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California	95054
(Address of Principal Executive Office)	(Zip Code)
 Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On March 31, 2014, Avaya Inc. (the "Company") completed the sale of the IT Professional Services ("ITPS") consulting group of its wholly-owned subsidiary, Avaya Government Solutions Inc. ("Avaya Gov"), to Camber Corporation pursuant to a stock purchase agreement previously reported in the Company's Current Report on Form 8-K filed with the SEC on February 21, 2014 (the "February 21, 2014 8-K"). The transaction took the form of a sale by the Company of all of the stock of Avaya Gov for an aggregate purchase price of $100 million, subject to customary adjustments as set forth in the stock purchase agreement.
The foregoing description of the stock purchase agreement, which is filed as an exhibit to the February 21, 2014 8-K and is incorporated herein by reference, does not purport to be complete and is qualified in its entirety by reference thereto.
The unaudited pro forma financial statements of the Company giving effect to the foregoing transaction are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

During the quarter ended March 31, 2014, the ITPS business unit was classified as held-for-sale and the results of operations of the ITPS business will be reclassified as discontinued operations.  The Company is providing unaudited historical financial information for the quarters ended March 31, 2013 and December 31, 2013 reflecting this reclassification in the attached Exhibit 99.2, which is incorporated herein by reference.

The information furnished under this Item 2.02 shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Use of non-GAAP (Adjusted) Financial Measures
The information furnished in this Item 2.02 and Exhibit 99.2 includes non-GAAP financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), including adjusted EBITDA, non-GAAP gross margin and non-GAAP operating income.
EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments permitted in calculating covenant compliance under the Company's debt agreements as further described in its SEC filings.
The Company believes that including supplementary information concerning adjusted EBITDA is appropriate to provide additional information to investors to demonstrate compliance with the Company's debt agreements and because it serves as a basis for determining management compensation. In addition, the Company believes adjusted EBITDA provides more comparability between the Company's historical results and results that reflect purchase accounting and its current capital structure. Accordingly, adjusted EBITDA measures the Company's financial performance based on operational factors that management can impact in the short-term, namely the Company’s pricing strategies, volume, costs and expenses of the organization.
Adjusted EBITDA has limitations as an analytical tool. Adjusted EBITDA does not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and does not necessarily indicate whether cash flows will be sufficient to fund cash needs. While adjusted EBITDA and similar measures are frequently used as measures of operations and the ability to meet debt service requirements, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters that the Company considers not to be indicative of its ongoing operations. In particular, based on the Company's debt agreements, the definition of adjusted EBITDA allows the Company to add back certain non-cash charges that are deducted in calculating net income (loss). The Company's debt agreements also allow it to add back restructuring charges, the results of discontinued operations, certain fees payable to the Company's private equity sponsors and other specific cash costs and expenses as defined in the agreements and that portion of the Company's pension costs, other post-employment benefits costs, and non-retirement post-employment benefits costs representing the amortization of pension service costs and actuarial gain or loss associated with these employment benefits. However, these are expenses that may recur, may vary and are difficult to predict. Further, the Company's debt agreements require that adjusted EBITDA be calculated for the most recent four fiscal quarters. As a result, the measure can be disproportionately affected by a particularly strong or weak quarter. Further, it may not be comparable to the measure for any subsequent four-quarter period or any complete fiscal year.

Non-GAAP gross margin excludes the amortization of acquired technology intangible assets, share based compensation and purchase accounting adjustments. The Company has included non-GAAP gross margin because the Company believes it provides additional useful information to investors regarding the Company's operations by excluding those charges that management does not believe are reflective of the Company’s ongoing operating results when assessing the performance of the business.
Non-GAAP operating income excludes the amortization of technology intangible assets, restructuring and impairment charges, acquisition and integration related costs, share based compensation, impairment of long lived assets and purchase accounting adjustments. The Company has included non-GAAP operating income because the Company believes it provides additional useful information to investors regarding its operations by excluding those charges that management does not believe are reflective of the Company’s ongoing operating results when assessing the performance of the business.
These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and have limitations as analytical tools in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures.

The Company currently expects to provide a reconciliation of its adjusted EBITDA for the quarters ended March 31, 2013 and December 31, 2013 to its most directly comparable GAAP financial measure after taking into account discontinued operations when it announces its financial results for the quarter ended March 31, 2014.
Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma Financial Information The Avaya Inc. Unaudited Pro Forma Financial Information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
(d)	Exhibits

Exhibit	Exhibit Name

99.1	Avaya Inc. Unaudited Pro Forma Financial Information.
99.2	Supplementary Financial Information

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements." All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. These factors, including those discussed in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013 under the heading "Risk Factors," may cause its actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: April 4, 2014	By:	/s/ David Vellequette
	Name:	David Vellequette
	Title:	Chief Financial Officer